EXHIBIT 12.3

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Barry R. Elson, as Acting Chief Executive Officer of Telewest Communications plc (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the accompanying Amendment No. 1 to Annual Report on Form 20-F/A for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 24, 2004	By:	/s/ Barry R. Elson

		Name:	Barry R. Elson
		Title:	Acting Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.